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                                                                  EXHIBIT 10.58

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                               AMENDMENT AGREEMENT

This AMENDMENT to the PATENT LICENSE AGREEMENT between INTERDIGITAL TECHNOLOGY CORPORATION and SHARP CORPORATION dated March 19, 1998, is entered into this 23rd day of March 2000.

                                    PREAMBLE

ITC is desirous of receiving certain sales estimates and Licensee is willing to provide such estimates, as provided herein.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

1.       The existing Section 8.16 is renumbered to Section 8.17.

2.       A new Section 8.16 is added reading as follows:

                  Thirty days after the end of each calendar quarter, Licensee will provide ITC with a report setting for the number of Covered Subscriber Unit sold during such calendar quarter. Licensee may estimate such sales if Licensee has not completed finalized its sales data as of the due date. To the extent that such report does contain the final data and otherwise meets the requirements of section 8.1, including certification, Licensee need not submit a separate report with payment as required under Section 8.1. Notwithstanding the provisions of this Section 8.16, payment by Licensee of royalties owed shall be required only on a semi-annual basis, as provided in Section 8.1.

3. All other provisions of the Agreement remain unaltered and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

      INTERDIGITAL TECHNOLOGY                        SHARP CORPORATION
      CORPORATION

BY:     /s/                            BY:    /s/
        ---------------------                 ----------------------------------

                                              Haruyasu Sasaki
TITLE:  William Merritt                TITLE: Group General Manager
        ---------------------                 ----------------------------------
                                              Intellectual Property Group

        General Counsel
DATED   March 17, 2000                 DATED: March 23, 2000

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                            AMENDMENT No. 2 AGREEMENT

This AMENDMENT No. 2 ("Amendment No. 2 Agreement") to the PHS AND PDC SUBSCIBER UNIT PATENT LICENSE AGREEMENT by and between INTERDIGITAL TECHNOLOGY CORPORATION and SHARP CORPORATION dated March 19, 1998, previously amended on the 23rd day of March 2000, ("Amended Patent License Agreement"), is effective as of March 19, 2003. Capitalized terms used herein shall have the meanings ascribed to them in the Amended Patent License Agreement.

                                    PREAMBLE

ITC and Licensee desire to extend the term of the Amended Patent License Agreement on the same terms, except as modified herein.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

         1. Licensee shall pay ITC a non-refundable up-front fee of $U.S. [**] in consideration for the terms modified herein, and a non-refundable advance royalty of $U.S. [**] within thirty days of the date of signing of this Amendment No. 2, but no later than June 30, 2003. Licensee shall be granted a royalty credit equal to the amount of the advance royalty.

         2. Section 3.1 is hereby amended by replacing "$U.S. [**]" and "$U.S. [**] " with "$U.S. [**]", as the Per Unit Royalty for sales of PDC and PHS Covered Subscriber Units (Non-Wireless Local Loop Applications) on or after March 20, 2003. For sales before March 20, 2003, the "$U.S. [**]" and "$U.S. [**]" Per
                  Unit Royalty Rates shall continue to apply.

         3. The first sentence of Section 6.1 is amended to read as follows:

                           "The term of this Agreement shall commence on the Effective Date and terminate on April 30, 2008."

         4. Section 8.3 (Most Favored Licensee Rights) is hereby deleted in its entirety and replaced with the following:

                           "Deleted"

                  For purposes of the avoidance of doubt, it is hereby reaffirmed that Licensee shall be treated as a most favored licensee ("MFL") pursuant to Section 7.4 of the Patent License Agreement between Sharp Corporation and InterDigital Technology Corporation dated August 10, 2001 as to the Covered Subscriber Units licensed under such agreement.

** Material has been omitted and filed separately with the Commission.

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         5.       For purposes of the avoidance of doubt, the sentence in
                  Section 3.1 of the Patent License Agreement between Sharp Corporation and InterDigital Technology Corporation dated August 10, 2001, referring to the March 19, 1998 Agreement (and royalty exemptions thereunder), as amended hereof, is hereby reaffirmed.

         6. Licensee shall provide a royalty report to ITC on or before May 15, 2003, covering the sales of PHS/PDC Covered Subscriber Units by Licensee and its Affiliates on or before March 19, 2003. In its next royalty report (due on or before July 30, 2003), Licensee shall report the sales of PHS/PDC Covered Subscribers Units from March 20, 2003 through June 30, 2003.

         7. All other provisions of the Amended Patent License Agreement remain unaltered and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

     INTERDIGITAL TECHNOLOGY                         SHARP CORPORATION
     CORPORATION

BY:     /s/                            BY:     /s/
        ---------------------                  ---------------------------------
        William J. Merritt                     Shigeo Terashima

                                               Group General Manager
TITLE:  President                      TITLE:  Intellectual Property Group
        ---------------------                  ---------------------------------

DATED   May 23, 2003                   DATED:  May 30, 2003

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